[IVY LOGO]

IVY MONEY MARKET FUND
(the "Fund")

Supplement Dated May 12, 2003 To Prospectus Dated April 17, 2003

On April 9, 2003, the Board of Trustees of the Fund approved a proposal to reorganize the Fund into W&R Funds, Inc. Money Market Fund ("Acquiring Fund"), subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of the Fund approve the proposal, all of the assets of the Fund will be transferred to the Acquiring Fund, and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held in August, 2003. If approved at the special meeting, the reorganization is proposed to take place in mid August, 2003. Shareholders of the Funds will be mailed more detailed information relating to the proposal in June, 2003.